SUMMARY PROSPECTUS | August 31, 2016
EMERALD SMALL CAP VALUE FUND
Class A: ELASX | Class C: ELCSX | Institutional Class: LSRYX | Investor Class: LSRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.emeraldmutualfunds.com/regulatory-reports.php. You can also get this information at no cost by calling 1-855-828-9909, by sending an e-mail request to emeraldmutualfunds@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 31, 2016, along with the Fund’s most recent annual report dated April 30, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long‑term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section “BUYING, EXCHANGING AND REDEEMING SHARES” at page 27 of the prospectus and the section “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 37 of the Fund’s statement of additional information.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None(1)	1.00%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b‑1) Fees	0.35%	0.75%	N/A	0.25%
Total Other Expenses	1.01%	1.26%	1.01%	1.01%
Other Fund Expenses	1.01%	1.01%	1.01%	1.01%
Shareholder Services Fees	0.00%	0.25%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	2.12%	2.77%	1.77%	2.02%
Fee Waiver and Expense Reimbursement(4)	‑0.76%	‑0.76%	‑0.76%	‑0.76%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.36%	2.01%	1.01%	1.26%

(1)	If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of up to 0.50% may apply to Class A shares redeemed within the 12 months after a purchase in excess of $1 million.
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)	Total Annual Fund Operating Expenses have been restated to reflect current fees.
(4)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2017 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class‑by‑class basis, expenses it has borne through the agreement described above (the “Expense Agreement”) to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expenses were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2017, without the approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the term of the Expense Agreement only, which will expire on August 31, 2017 unless renewed. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$607	$1,037	$1,493	$2,750
Class C Shares	$304	$787	$1,396	$3,040
Institutional Class Shares	$103	$483	$888	$2,018
Investor Class Shares	$128	$560	$1,017	$2,284
You would pay the following expenses if you did not redeem your Shares:
Class A Shares	$607	$1,037	$1,493	$2,750
Class C Shares	$204	$787	$1,396	$3,040
Institutional Class Shares	$103	$483	$888	$2,018
Investor Class Shares	$128	$560	$1,017	$2,284

The Example does not reflect sales charges (loads) on dividends reinvested and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. The Fund’s portfolio turnover rate for the fiscal year ended April 30, 2016 was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal conditions, the Fund will invest at least 80% of its total assets in common stocks of domestic small capitalization companies, focusing on companies that Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) believes possess a consistent track record of strong financial productivity. The Fund emphasizes a “value” investment style, investing in companies that appear underpriced according to certain financial measurements of their worth or business prospects. The Adviser defines small capitalization companies as those with a market capitalization between, and including, the smallest and largest companies contained in the Russell 2000 Value® Index at the time of purchase. The Fund may invest up to 20% of total assets in American Depository Receipts (ADRs) of small capitalization companies. ADRs are certificates evidencing ownership of shares of a foreign‑based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Fund will invest in ADRs that meet the same investment criteria as other small capitalization companies in the Fund. The Fund may invest up to 20% of total assets in Real Estate Investment Trusts (“REIT”s). A REIT is a pooled investment vehicle that purchases primarily income‑producing real estate or real estate related interests. The Fund will invest in REITs with a market capitalization between, and including, the smallest and largest companies contained in the Russell 2000 Value® Index at the time of purchase. The Fund will invest in REITs that meet the same investment criteria as other small capitalization companies in the Fund.

The Fund is diversified, which means that it is limited in the percentage of assets that may be invested in the securities of a single issuer. From time to time, the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry or group of industries.

PRINCIPAL RISKS OF THE FUND

Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Depositary Receipts Risk. Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline  and cyclical change.

Foreign Securities Risk: The Fund may invest in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign‑based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; and difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders).

Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Fund’s investments may be in a limited number of countries, it is more exposed to those countries’ or regions’ economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Real Estate Securities and REITs Risk: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self‑liquidation. REITs are also subject to the possibilities of failing to qualify for tax‑free pass through of income under the Code, and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Sector Risk: Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector‑specific market or economic developments. The Fund may be overweight in certain sectors at various times.

EMERALD SMALL CAP VALUE FUND

Small Capitalization Stocks Risk: Investment in securities of small‑sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Value Stocks Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be  appropriately priced.

Please see “What are the Principal and Non‑Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund was organized as a successor to the Elessar Small Cap Value Fund (the “Predecessor Fund”), a series of Elessar Funds Investment Trust. The Predecessor Fund was reorganized with and into the Fund on June 26, 2015. The portfolio managers for the Fund also served as the portfolio managers for the Predecessor Fund, which had an identical investment objective and substantially similar investment strategies as the Fund. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund’s Institutional Class and Investor Class shares. Class A or Class C shares were not offered by the Predecessor Fund and commenced operations June 26, 2015, and because they have not yet completed a full calendar year of investment operations, there is no performance to report.

The performance shown prior to June 26, 2015 reflects the performance of the Predecessor Fund’s Institutional Class shares. The table compares the Predecessor Fund’s average annual returns for the periods indicated to broad‑based securities market indices. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1‑855‑828‑9909.

Calendar Year Annual Returns — Institutional Class

The Fund’s Institutional Class Share year‑to‑date return for the period ended June 30, 2016 was 0.93%.

Best Quarter — 1st Quarter 2013	12.04%
Worst Quarter — 3rd Quarter 2014	‑8.40%

Average Annual Total Returns
(for periods ended December 31, 2015)

	1 Year	Since Inception
Institutional Class (Inception Date October 15, 2012)
Return Before Taxes	‑1.75%	11.25%
Return After Taxes On Distributions	‑2.60%	10.13%
Return After Taxes On Distributions And Sale Of Fund Shares	‑0.43%	8.38%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	‑7.47%	9.80%
Investor Class (Inception Date October 15, 2012)
Return Before Taxes	‑1.90%	11.02%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	‑7.47%	9.80%

*	After‑tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold Fund shares in tax‑deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**	After‑tax returns are only shown for Institutional Class shares of the Fund. After‑tax returns for Investor Class, Class A and Class C shares will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker‑dealer or other financial intermediary when they buy or sell shares of the Fund.

INVESTMENT ADVISER

Emerald is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Richard A. Giesen, Jr. has managed the Fund since its inception, and also managed the Predecessor Fund since the Predecessor Fund’s inception in 2012.

Ori Elan has managed the Fund since its inception, and also managed the Predecessor Fund since the Predecessor Fund’s inception in 2012.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non‑qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Investor Class shareholders should call 1‑855‑828‑9909 for more information on how to invest.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long‑term capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax‑deferred arrangements may be subject to U.S. federal income tax at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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